THIS WARRANT MAY NOT BE TRANSFERRED IN VIOLATION
                         OF THE PROVISIONS OF SECTION 8

                                   Right to Purchase [         ] Shares of
                                   Common Stock, $.01 par value per
                                   share (subject to adjustment), of
                                   Trans Leasing International, Inc.


                        TRANS LEASING INTERNATIONAL, INC.

                          COMMON STOCK PURCHASE WARRANT

     Trans Leasing International, Inc. (the "Company"), a Delaware corporation, hereby certifies that, for value received, [ ] (the "Purchaser") is entitled, subject to the terms and conditions set forth below, [including prior approval hereof by the stockholders of the Company as required in Section 13,]1 to purchase from the Company [ ] fully paid and nonassessable shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company, at the purchase price per share of $[ ] (the "Warrant Price"), at any time or from time to time after [ ] (the "Initial Exercise Date") and before the earlier of (i) the time at which the Purchaser ceases to be a director of the Company for any reason and (ii) 5:00 p.m., Chicago time, on [ ] (the "Expiration Date"). The Warrant Price and the number of shares of Common Stock subject to this Warrant are subject to adjustment as provided herein. Capitalized terms not otherwise defined herein are defined in section 11 hereof.

     1.  Exercise of Warrant.

     1.1 Manner Of Exercise. The Purchaser may exercise this Warrant in whole or in part, by surrender of this Warrant to the Company on any business day between and including the Initial Exercise Date and the Expiration Date at the Company's principal office in Northbrook, Illinois (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at his last address appearing on the books of the Company) accompanied by a statement setting forth the number of shares of Common Stock being purchased accompanied by payment therefor [(a) in cash (including check, bank draft, or money order, (b) by delivery of Common Stock, including the withholding from issuance of Common Stock issuable upon the exercise of the Warrant, in each case valued at the Market Value thereof on the date of issuance, or (c) any combination of the foregoing,]1 and the Purchaser shall thereupon be entitled to receive such number of fully paid and nonassessable shares of Common Stock.

     1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in section 1.1, and the Purchaser shall be deemed to have become the holder of record of the shares of Common Stock (or Other Securities) issuable upon such exercise at such time notwithstanding that certificates representing such shares shall not then be actually delivered to the Purchaser.

     1.3 Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issuance taxes) will cause to be issued in the Purchaser's name,

                    (a) a certificate  or  certificates  for the number of fully paid and nonassessable shares of the Common Stock (or Other Securities) to which the Purchaser shall be entitled upon such exercise, plus, in lieu of any fractional share to which the Purchaser would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price (as hereinafter defined) of one full share on the business day next preceding the date of such exercise, and

                    (b) in case such  exercise is in part only, a new Warrant or
               Warrants of like tenor, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares provided for on the face of this Warrant minus the number of such shares designated by the Purchaser upon such exercise as provided in section 1.1.

     2. Adjustment of Warrant Price. The Warrant Price and number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter in this section 2.

               2.1 If the Company shall at any time issue or sell any shares of Common Stock, including any treasury shares, at a price less than the Warrant Price in effect immediately prior to such issuance, then forthwith upon such issue or sale such Warrant Price shall be reduced to a price (calculated to the nearest cent) determined by dividing
          (A) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Warrant Price, and (ii) the consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale.

     2.2  The following provisions,  in addition to the other provisions of this section 2,  shall be applicable in determining  any  adjustment  under section 2.1.

               (a) In case of the issuance or sale of shares of Common stock part or all of which shall be for cash, the consideration received by the Company therefor shall be deemed to be the amount of gross proceeds of such sale of shares without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith, plus the amounts, if any, determined as provided in section 2.2(b).

               (b) In the case of the issuance or sale of shares of Common Stock for a consideration other than cash, the amount of the consideration other than cash received by the Company for such shares shall be deemed to be the value of such consideration as determined by a resolution adopted by the Board of Directors of the Company acting in good faith, irrespective of any accounting treatment thereof. In case of the issuance or sale of shares of Common Stock together with other stock or securities or other assets of the Company for a consideration which is received for both, the Board of Directors of the Company acting in good faith shall determine what part of the consideration so received is to be deemed to be the consideration for the issuance of such Common Shares irrespective of any accounting treatment thereof.

               (c) In case at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, then such Common Stock issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (d) In case the Company shall at any time after the date hereof issue options or rights to subscribe for shares of Common Stock (including shares held in the Company's treasury) (hereinafter referred to as "Options") or issue any securities convertible into or exchangeable for Common Stock (hereinafter referred to as "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities calculated pursuant to this section 2.2(d) shall be less than the Warrant Price in effect immediately prior to the issuance of such Options or Convertible Securities, then such Warrant Price shall be reduced to a price determined by making a computation in accordance with the provisions of section 2.1 and 2.2 hereof, provided that:

                    (i) The price per share for which  Common  Stock is issuable upon the exercise of the Options or upon conversion or exchange of the Convertible Securities shall be determined by dividing
               (A) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, by (B) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

                    (ii)In determining the price per share for which Common Stock is issuable upon exercise of any Options or conversion or exchange of any Convertible Securities as set forth in section 2.2(d)(i) and in computing the reduced Warrant Price (A) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities shall be considered to be issued at the time such Options or Convertible Securities were issued and to have been issued for the price per share determined for such Options or Convertible Securities pursuant to section 2.2(d)(i) and (B) the consideration for the issuance of such Options or Convertible Securities and the amount of additional consideration payable to the Company upon exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined in the same manner as the consideration received upon the issuance or sale of Common Stock as provided in paragraphs 2.2(a) through 2.2(c).

                   (iii) On the expiration of any Options or the termination of such right to convert or exchange any Convertible Securities, the Warrant Price shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such Options or upon conversion or exchange of such Convertible Securities.

                    (iv)If the minimum  purchase price per share of Common Stock provided for in any Option or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change or a different purchase price or rate shall become effective at any time or from time to time (other than pursuant to any antidilution provision of such Options or Convertible Securities) then, upon such change becoming effective, the Warrant Price then in effect hereunder shall forthwith be increased or decreased to such Warrant Price as would have obtained had the adjustments made upon the granting or issuance of such Options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and
               (B) the granting or issuance at the time of such change of any such Options or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received by the Company on the basis of such changed price or rate of exchange or conversion.

          (e) In case at any time the Company shall establish a record date for the purpose of determining the holders of Common Stock entitled (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (f) The number of shares of Common Stock outstanding at any given time shall not include treasury shares and the disposition of any such treasury shares shall be considered an issuance or sale of Common Stock for the purposes of this section.

         (g)  Anything   hereinabove  to  the  contrary   notwithstanding,   no
     adjustment of the Warrant Price or in the number of Common Shares subject to this Warrant shall be made upon: (i) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any of (A) any Warrants issued hereunder, (B) any of the warrants issued by the Company on October 21, 1992 to Ladenburg, Thalman & Co. Inc., Interstate/Johnson Lane Corporation, Herbert L. Hochberg and Page W.T. Stodder, or (C) any of the warrants that have been previously issued, or on the date hereof are issued, by the Company to any Director of the Company, (ii) the issuance or sale by the Company of up to 250,000 shares of Common Stock pursuant to its 1986 Employees Stock Option and Performance Unit Plan, (iii) the issuance or sale by the Company of up to 214,260 shares of Common Stock pursuant to the 1992 Executive Management Group Stock Option Plan and [(iv) the issuance or sale by the Company of up to [1,000,000]3 shares of Common Stock pursuant to its 1996 Employees Stock Option and Performance Unit Plan]1.

          (h) No adjustment in the Warrant Price shall be required under section
     2.1 hereof unless such adjustment would require an increase or decrease in such price of at least $.05; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment; and provided further, however, that in case the Company shall at any time subdivide or combine the outstanding shares of Common Stock or issue any additional shares of Common Stock as a dividend, said amount of $.05 per share shall forthwith be proportionately increased in the case of a combination or decreased in the case of a subdivision or stock dividend so as to appropriately reflect the same.

     2.3 If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or stock split thereof, the Warrant Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the Warrant Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Warrant Price shall become effective at the close of business on the record date for such subdivision or combination.

     2.4 If the Company after the date hereof shall distribute to all of the holders of its shares of Common Stock any securities or other assets (other than a cash distribution made as a dividend payable out of earnings), the Board of Directors shall make such equitable adjustment in the Warrant Price in effect immediately prior to the record date for such distribution as may be necessary to preserve to the holder of this Warrant rights substantially proportionate to those enjoyed hereunder by such holder immediately prior to the happening of such distribution. Any such adjustment shall become effective as of the record date for such distribution.

     2.5 Upon any adjustment of the Warrant Price as hereinabove provided, the number of shares of Common Stock issuable upon exercise of this Warrant shall be changed to the number of shares determined by dividing (i) the aggregate Warrant Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Warrant Price per share in effect immediately after such adjustment.

    2.6 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by section 2.3 hereof or which solely affects the par value of such shares of Common Stock) or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holder of this Warrant shall have the right thereafter (until the expiration of the right to exercise this Warrant) to receive upon the exercise hereof, for the same aggregate Warrant Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, or upon the dissolution following such sale or other transfer by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event, and if any reclassification also results in a change in shares of Common Stock covered by section 2.3,  then such  adjustment  shall be made pursuant to both this section
2.6 and section 2.3. The provisions of this section 2.6 shall similarly apply to successive reclassifications, or capital reorganization, mergers or consolidations, sales or other transfers.

     3. Covenants of the Company; No Dilution or Impairment. Until the earlier of the Expiration Date or the exercise of this Warrant in full, the Company shall not, by amendment of its certificate of incorporation or though any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but shall at all times in good faith carry out all such terms and shall take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

          (a) shall not permit the par value of any shares of stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise;

          (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock or other property deliverable upon the exercise of all Warrants from time to time outstanding; and

          (c) shall not (i) transfer all or substantially all of its properties and assets to any other person, or (ii) consolidate with or merge into any other person where the Company is not the continuing or surviving person, or (iii) permit any other person to consolidate with or merge into the Company where the Company is the continuing or surviving person unless, in connection with such consolidation or merger, the Common Stock (or Other Securities) then issuable upon the exercise of this Warrant shall be changed into or exchanged for stock or other securities or property of any other person, and, in any such case, the other person acquiring such properties and assets, continuing or surviving after such consolidation or merger or issuing or distributing such stock or other securities or property, as the case may be, shall expressly assume in writing and be bound by all the terms of this Warrant.

     4. Accountants' Report As To Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and cause independent public accountants of recognized national standing selected by the Company to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price and the number of shares subject to this Warrant in effect immediately prior to the event requiring such adjustment or readjustment and as adjusted and readjusted on account thereof. The Company will forthwith mail a copy of each such report to each holder of the Warrants, and will, upon such holder's reasonable written request at any time, furnish to such holder a like report setting forth the Warrant Price and the number of shares subject to this Warrant at the time in effect and showing how it was calculated.

     5. Notices of Record Date, etc. If the Company proposes

          (a) to establish a record of the holders of any class of securities for the purpose of determining holders thereof who are entitled to vote at any meeting of stockholders for any purpose, or who are entitled to receive any dividend (other than a regular cash dividend payable out of earned surplus at the rate most recently established by the Board of Directors of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to any other person or any consolidation or merger involving the Company and any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company shall give the Purchaser a notice stating the date or expected date on which any such record is to be taken and, if it relates to a meeting, the matters expected to be considered at such meeting, or the amount and character of such dividend, distribution or right, or the nature of such reorganization, reclassification, transfer, or merger or consolidation. Such notice shall be given at least 10 days prior to the record date therein specified.

     6.  Registration under the Securities Act of 1933.

     6.1 Piggyback Registration. The Company shall advise the Purchaser and any other holder of Warrants or shares of Common Stock issued upon the exercise of the Warrants not publicly held (the "Shares") by written notice, at least fifteen days prior to the filing at any time on or after the Initial Exercise Date and on or before six years after the Initial Exercise Date, of any registration statement or post-effective amendment thereto under the Securities Act of 1933 covering common stock or equivalents thereof of the Company (except on Form S-4 or Form S-8 or any successor form) and will, upon the request of such holders, provided that such holders shall furnish the Company with such appropriate information (relating to the intentions of such holders) in connection therewith as the Company shall request in writing, and without any charge to such holders, include in any such post-effective amendment or registration statement such information as may be required to permit a public offering of the Shares; provided that the aggregate offering value of the Shares to be registered is reasonably anticipated to equal at least $100,000. The Company shall supply reasonable quantities of prospectuses, qualify the Shares for sale in such jurisdictions as such holder may reasonably designate (subject to the same type of limitations contained in the Underwriting Agreement dated October 21, 1992 among the Company and the several underwriters included as an exhibit to the Registration Statement in the form filed with the Securities Exchange Commission at the time it became effective in connection with its 1992 public offering of Common Stock (the "Underwriting Agreement")) and furnish indemnification in the manner set forth in section 6.2 hereof. Such holder shall furnish information and indemnification as set forth in section 6.2 hereof. If the managing underwriters for the registration of securities advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such registration, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Shares requested to be included in such registration by Ladenburg, Thalman & Co. Inc., Interstate/Johnson Lane Corporation, Herbert L. Hochberg and Page W.T. Stodder,
(iii) third, the Shares requested to be included in such registration, pro rata among the remaining holders of such Shares (or Warrants) on the basis of the number of Shares (or Warrants) to be offered by such holders, and (iv) fourth, other securities requested to be included in such registration.

     6.2 Obligations Relating to Registration.  The following provisions of this section 6 shall also be applicable:

          (a) The Company and all holders requesting registration of Shares pursuant to section 6.1 shall enter into such customary agreements (including underwriting agreements in customary form) as reasonably are necessary in order to expedite or facilitate the disposition of Shares.

         (b) The Company shall indemnify and hold harmless each holder requesting registration and each underwriter, within the meaning of the
     Securities Act of 1933, who may purchase from or sell for any such holder Warrants and/or the Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reasons of this section 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing or required to be furnished to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such holder or such underwriter within the meaning of the Securities Act; provided, however, that the Company shall not be obligated so to indemnify the holder or any underwriter unless such holder or underwriter shall indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this section 6 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing or required to be furnished to the Company by such holder or underwriter expressly for use therein; provided that the aggregate liability of any holder pursuant to this section 6.2(b) shall not exceed the total aggregate amount of the net proceeds to be received by such holder from the sale of Shares to be registered.


          (c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, litigation or proceeding commenced against it with respect to which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability which it may have on account of this indemnity agreement or otherwise unless such indemnifying party shall sustain the burden of proving that it has been prejudiced in a material respect by such failure. An indemnifying party may participate at its own expense in the defense of such action, litigation or proceeding. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party (jointly with any other indemnifying parties receiving such notice) may assume the defense of such action, litigation or proceeding with counsel chosen by it (jointly with such other indemnifying parties) and reasonably satisfactory to the indemnified parties defendant in such action, litigation or proceeding. If an indemnifying party assumes the defense of such action, litigation or proceeding, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties defendant in such action, litigation or proceeding incurred thereafter in connection therewith. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying parties, (ii) the indemnified party shall have been advised by its counsel that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. In no event, however, shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action, litigation or proceeding, or in connection with separate but similar or related actions, litigations or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall not be liable for any settlement of any such action, litigation or proceeding effected without its written consent, but if any such action, litigation or proceeding is settled with the written consent of the indemnifying party or if there is a final judgment for the plaintiff in any such action, litigation or proceeding, the indemnifying party shall indemnify and hold any indemnified party harmless from and against any loss or liability by reason of such settlement or judgment.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for above is due in accordance with its terms but is for any reason held by a court to be unavailable, the Company, each such holder and each such underwriter shall contribute to the aggregate losses, claims, damages and liabilities in a manner that is fair and equitable in accordance with the relative fault of such party. In no case, however, shall the Company, holder or underwriter be responsible for any amount in excess of the net proceeds to him or it from the public offering as disclosed in the prospectus for such offering. No party shall be liable for contribution with respect to any action or claim settled without its consent.

          (e) Neither the giving of any notice by the holder nor the making of any request for prospectuses shall impose upon the holder making such request any obligation to sell any Shares or exercise any Warrants.

     6.3 Obligations to Continue. The Company's agreements in this section 6 with respect to the Warrants and/or the Shares shall continue in effect regardless of the exercise and surrender of this Warrant.

     7. Company's Option to Purchase Shares. In lieu of including the Shares in a registration statement or amendment as described in section 6.1., the Company has the option, exercisable by notice within 10 days after receipt of the request of the holder of the Warrants or the Shares for such registration of securities, to purchase within 30 days after the receipt of such request, all (but no fewer) of the Warrants or the Shares as are the subject of such request. If the Company exercises the option to purchase the Warrants or the Shares, it shall do so, in the case of any Share, at a price equal to the average of the reported bid and asked prices for the 20 business days preceding the request for registration and, in the case of any Warrant, at a price equal to the average of the reported bid and asked prices for the 20 business days preceding the request for registration less the Warrant Price then in effect multiplied by the number of Shares issuable upon the exercise of such Warrant in full.

     8. Transfer of Warrant. This Warrant and the Shares may not be transferred, except to a person or an entity under common control with the Purchaser (including, without limitation, any corporate successors thereto) and may not be transferred unless, in the opinion of counsel reasonably satisfactory to the Company, such transfer would not result in a violation of the provisions of the Securities Act. Any transfer of this Warrant, in whole or in part, shall be effected upon the surrender of this Warrant, duly endorsed (unless endorsement is waived by the Company) at the Company's office referred to in section 1.1. The Purchaser acknowledges that the Company may require that certificates for Shares which are not freely transferable under the Securities Act of 1933 bear a customary restrictive legend. Any person or entity to whom or to which all or part of the Warrants are transferred in accordance with this section 8 shall be deemed to be a Purchaser for the purposes of this Warrant and shall be entitled to all the benefits granted in, and subject to all the obligations imposed by, this Warrant and there may be one or more Purchaser. Any action requiring the consent of the Purchaser hereunder may be taken if such action has been consented to by the holders of Warrants or Shares together representing a total of more than 50% of the Shares. Each taker and holder of the Warrants, by taking or holding the same, consents to and agrees to be bound by the provisions of this section 8.

    9. Exchange or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Purchaser, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Purchaser thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Purchaser hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     10. Reservation of Stock, etc. The Company shall at all times until the Expiration Date reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants at the time outstanding. All shares of Common Stock issuable upon the exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

     11. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Common Stock: the Common Stock, $.01 par value per share, of the Company as constituted on the Warrant Date, any stock into which such Common Stock shall have been converted or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company, the holders of which have the right, without limitation as to amount, either to all or a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

     Company: includes any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

     Convertible Securities: the meaning specified in section 2.2(d).

     Initial Exercise Date: the meaning specified in the opening paragraph of this Warrant.

     Market Value:  the Market Value of the Common Stock on any given date means
(a) the mean between the highest and lowest reported sale prices on the New York Stock Exchange-Composite Transactions Tape (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (b) if the Common Stock is not listed on any domestic stock exchange, the mean between the closing high bid and low asked prices as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations); or (c) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are no reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices of quotations on the last previous date on which so reported; or (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Board of Directors.]1

     Options:  the meaning specified in section 2.2(d).

     Other Securities: any stock (other than Common Stock) or other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or, which at any time shall be issuable or shall have been issued in exchange for or replacement of Common Stock or Other Securities pursuant to section 2 or otherwise.

     Shares:  the meaning specified in section 6.1.

     Underwriting Agreement:  the meaning specified in section.1.

     Warrant Date:  the date this Warrant is issued.

     Warrant Price: the meaning specified in the opening paragraph of this Warrant.

     12. Notices. All notices, consents and other communications under this Warrant shall be in writing and shall be deemed given when delivered personally or when sent by telex (or its equivalent) and confirmed by registered mail, return receipt requested, to a party at its address as follows (or such other address as a party may designate by notice given to the other parties pursuant to this section): (a) if to the Company, 3000 Dundee Road, Northbrook, Illinois 60062, Attention: President, with a copy to Carter W. Emerson, Esq., Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 and (b) if to the Purchaser, at the address set forth in Schedule 1 hereto.

     [13. Shareholder Approval of the Warrant. The grant of this Warrant is subject to its approval by the stockholders of the Company as required by Rule 4460(i) of the National Association of Securities Dealers, Inc. The grant of this Warrant will be deemed null and void if such approval is not obtained prior to the first anniversary of the date hereof.]1

     14. Miscellaneous.

          (a) Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the holder of the Warrant and by the Company.

          (b) This Warrant and all amendments hereof and waivers and consents hereunder shall be governed by the law of the State of Illinois applicable to contracts made and to be performed therein.

          (c) The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

    [15. Termination of Outstanding Warrants. This instrument terminates the Warrant issued by the Company to the Purchaser on [ ] to purchase [ ] shares of Common Stock (the "Previously Issued Warrant"). The Previously Issued Warrant is hereby cancelled and is replaced with this Warrant.]4

Dated as of [                        ]

                                  Trans Leasing International, Inc.

                                  By:_____________________________________
                                     Name:
                                     Its:
     The undersigned hereby acknowledges having read this Warrant and hereby agrees to be bound by all provisions set forth herein as of the date of the issuance of this Warrant.

Dated as of [                      ]

                                    By:___________________________________
                                       Purchaser



1    Provision not contained in November 21, 1995 Director Warrants.
2    Provision not contained in May 30, 1996 Director Warrants.
3    Provision is for 500,000 in November 7, 1996 Director Warrants.
4 Provision not contained in November 7, 1996 or February 21, 1997 Director Warrants